EXHIBIT 3(a)

                            CERTIFICATE OF AMENDMENT

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                            4KIDS ENTERTAINMENT, INC.


                - - - - - - - - - - - - - - - - - - - - - - - - -
                Under Section 805 of the Business Corporation Law
                - - - - - - - - - - - - - - - - - - - - - - - - -


      Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned Executive Vice President and Secretary, respectively, of 4Kids Entertainment, Inc., hereby certify:

      FIRST: The name of the Corporation is 4Kids Entertainment, INC.

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State, Albany, New York on April 28, 1970 under the original name of American Leisure Industries, Inc.

      THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to increase the number of shares of authorized common stock of the corporation.

      FOURTH: To accomplish the foregoing amendment, the first sentence of Article FOURTH of the Certificate of Incorporation of the Corporation, relating to the number of shares of authorized common stock of the Corporation, is hereby amended to read as follows:

      "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Twenty-Three Million (23,000,000) shares divided into two classes of which Twenty Million (20,000,000) shares shall be designated as Common Stock, $.01 par value per share and Three Million (3,000,000) shares shall be designated as Preferred Stock, $.01 par value per share.

      FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by a vote of the Board of Directors of the Corporation, followed by a vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote on the said amendment of the Certificate of Incorporation.

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

__ Date: April 29, 1999


                                           By     /s/ Alfred R. Kahn
                                                ------------------------
                                                Alfred R. Kahn, Chairman


                                           By    /s/ Joseph P. Garrity
                                              ----------------------------
                                              Joseph P. Garrity, Executive
                                                Vice President, Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                             LEISURE CONCEPTS, INC.

                Under Section 805 of the Business Corporation Law

      Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned Executive Vice President and Secretary, respectively, of Leisure Concepts, Inc., hereby certify:

      FIRST: The name of the Corporation is LEISURE CONCEPTS, INC.

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State, Albany, New York on April 28, 1970 under the original name of American Leisure Industries, Inc.

      THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to change the name of the Corporation.

      FOURTH: To accomplish the foregoing amendment, Article FIRST of the Certificate of Incorporation of the Corporation, relating to the name of the Corporation, is hereby amended to read as follows:

      "FIRST: The name of the Corporation is 4Kids Entertainment, INC.

      FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by a vote of the Board of Directors of the Corporation, followed by a vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote on the said amendment of the Certificate of Incorporation.

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

Date: November 16, 1995                 By /s/ Joseph P. Garrity
                                        ---------------------------
                                              Joseph P. Garrity,
                                           Executive Vice President


                                        By /s/ William J. Baron
                                        ---------------------------
                                        William J. Baron, Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                             LEISURE CONCEPTS, INC.

               (Under Section 805 of the Business Corporation Law)

      We, the undersigned, being the Chairman and Secretary of Leisure Concepts, Inc. in accordance with Section 805 of the Business Corporation Law, do hereby certify:

      FIRST: The name of the Corporation is Leisure Concepts, Inc.

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on the 28th day of April, 1970 under the name American Leisure Industries, Inc.

      THIRD: The Certificate of Incorporation of the Corporation, as amended, is hereby amended pursuant to Section 805 of the Business Corporation Law.

      FOURTH: A new Article Ninth shall be added to the Certificate of Incorporation to read in its entirety as follows:

      "NINTH: No director shall be personally liable to the Corporation or any stockholder for damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 719 of the New York Business Corporation Law or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders, (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have personally gained a financial profit or other advantage to which he was not legally entitled. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the Certificate of Incorporation inconsistent with the Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that but for this Article would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision."

      FIFTH: The manner in which this Amendment to the Certificate of Incorporation of the Corporation was authorized by the vote at a meeting of all the Directors, followed by the affirmative vote of the holders of at least a majority of the outstanding shares of the Corporation entitled to vote thereon at a meeting of the shareholders of the Corporation duly called and held on the 19th day of July, 1989.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate this 19th day of July 1989.


                                       /s/ Stanley A. Weston
                                       ---------------------------
                                       Stanley A. Weston, Chairman


                                        /s/ Michael Germakian
                                        ----------------------------
                                        Michael Germakian, Secretary

STATE OF NEW YORK )
                  :  ss:
COUNTY OF NEW YORK)


      Stanley A. Weston, being duly sworn, deposes and says that he is the Chairman of Leisure Concepts, Inc. and is one of the persons who signed the foregoing Certificate of Amendment; that he has read the Certificate of Amendment and knows the contents thereof and that the same is true to his own knowledge.


                                       /s/ Stanley A. Weston
                                       ---------------------
                                       Stanley A. Weston


Sworn to before me
this 19th day of July, 1989.


/s/ Richard Zaroff
------------------
Notary Public


                                     (stamp)
                                RICHARD M. ZAROFF
                        NOTARY PUBLIC, State of New York
                                   No. 4748005
                           Qualified in Nassau County
                       Commission Expires August 31, 1989

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                             LEISURE CONCEPTS, INC.

               (Under Section 805 of the Business Corporation Law)


      We, the undersigned, being the President and Secretary of Leisure Concepts, Inc. in accordance with Section 805 of the Business Corporation Law, do hereby certify:

      FIRST: The name of the corporation is Leisure Concepts, Inc. (hereinafter the "Corporation").

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on the 28th day of April, 1970 under the name American Leisure Industries, Inc.

      THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is as follows: To increase the aggregate number of shares which the Corporation shall have authority to issue by authorizing 5,000,000 additional shares of Common Stock, par value $.01 per share and 1,000,000 additional shares of Preferred Stock, par value $.01 per share.

      FOURTH: To accomplish the foregoing amendment, article "Fourth" of the Certificate of Incorporation of the Corporation, relating to the authorized number of shares of Common and Preferred Stock is hereby amended in its entirety to read as follows:

      "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Thirteen Million (13,000,000) shares divided into two classes of which Ten Million (10,000,000) shares shall be designated as Common Stock, $.01 par value per share and Three Million (3,000,000) shares shall be designated as Preferred Stock, $.01 par value per share. The Preferred Stock shall be issuable in one or more series in such designations, relative rights and limitations as may be fixed from time to time by the Board of Directors of the Corporation. The designations, preferences and relative, participating, optional and other special rights of the Preferred Stock (unless otherwise fixed by the Board of Directors) and the Common Stock, and the qualifications, limitations and restrictions thereof, are as follows:

      1. The shares of Preferred Stock may be divided into and issued in one or more series, and each series shall be so designated so as to distinguish the shares thereof from the shares of all other series. All shares of Preferred Stock shall be identical except in respect of particulars which may be fixed by the Board of Directors as hereinafter provided pursuant to authority which is hereby expressly vested in the Board of Directors. Each share of a series shall be identical in all respects with all other shares of such series, except as to the date from which dividends thereon shall be cumulative on any series as to which dividends are cumulative. Shares of Preferred Stock of any series which have been retired in any manner, including shares redeemed or reacquired by the Corporation and shares which have been converted into or exchanged for shares of any other class, or any series of the same or any other class, shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as shares of the series of which they were originally a part, or any other series.

      2. Before any shares of Preferred Stock of any series shall be issued, the Board of Directors, pursuant to authority hereby expressly vested in it, shall fix by resolution or resolutions the following provisions in respect of the shares of each such series so far as the same are not inconsistent with the provisions of this paragraph FOURTH applicable to all series of Preferred Stock:

      (a) the distinctive designations of such series and the number of shares which shall constitute such series, which number may be increased (or decreased except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors;

      (b) the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or non-cumulative, the conditions upon which and/or the dates when such dividends shall be payable and the date from which dividends on cumulative series shall accrue and be cumulative on all shares of such series issued prior to the payment date for the first dividend of such series;

      (c) whether such series shall be redeemable and, if so, the terms and conditions of such redemption, including the time or times when and the price or prices at which shares of such series shall be redeemed;

      (d) the amount and priority payable on shares of such series in the event of liquidation, dissolution or winding up of the affairs of the Corporation;

      (e) whether such series shall be convertible into or exchangeable for shares of any other class, and, if so, the terms and conditions thereof, including the date or dates when such shares shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;

      (f) whether such series shall have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of exercise of such voting rights; and

      (g) any other designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof.

      3. (a) So long as any shares of Preferred Stock of any series shall be outstanding, the Corporation will not declare or pay any dividends on the Common Stock (other than dividends payable solely in shares of Common Stock) or make any distributions of any kind, either directly or indirectly, in respect of shares of Common Stock, or make any payment on account of the purchase, redemption or other acquisition of Common Stock, unless on the payment, distribution or redemption date, as the case may be, all dividends on the then outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid to the full extent of the preference, if any, to which each series of Preferred Stock is then entitled.

      (b) When dividends shall have been paid (or declared and set aside for payment) on the Preferred Stock to the full extent of the preference, if any, to which the Preferred Stock is entitled, dividends on the remaining class or classes of stock may then be paid out of the funds of the Corporation which are legally available therefor.

      (c) Subject to the limitations prescribed in this paragraph FOURTH and any further limitations which may from time to time be prescribed by the Board of Directors in accordance herewith, the holders of Common Stock shall be entitled to receive dividends on the Common Stock, when, as and if declared by the Board of Directors, out of the funds of the Corporation which are legally available therefor.

      4. The authorized but unissued shares of Common Stock and the authorized but unissued shares of Preferred Stock may be issued for such consideration, not less than the par value thereof, as may be fixed from time to time by the Board of Directors."

      FIFTH: The manner in which this Amendment to the Certificate of Incorporation of the Corporation was authorized was by the affirmative vote of the Board of Directors and followed by the affirmative vote of the holders of at least a majority of the outstanding shares of the Corporation entitled to vote thereon at a meeting of the shareholders of the Corporation duly called and held on the 30th day of July, 1986.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate this 30th day of July, 1986. We have subscribed this document and do hereby affirm, under the penalties of perjury, that the statements contained therein are true and correct.


                                       /s/ Stanley A. Weston
                                       ----------------------------
                                       Stanley A. Weston, President


                                      /s/ Michael Germakian
                                      -----------------------------
                                       Michael Germakian, Secretary

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                             LEISURE CONCEPTS, INC.


               (Under Section 805 of the Business Corporation Law)

      We, the undersigned, being the President and Secretary of Leisure Concepts, Inc. in accordance with Section 805 of the Business Corporation Law, do hereby certify:

      FIRST: The name of the corporation is Leisure Concepts, Inc. (hereinafter the "Corporation").

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on the 28th day of April, 1970 under the name American Leisure Industries, Inc.

      THIRD: The amendment of the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is as follows: To increase the aggregate number of shares which the Corporation shall have authority to issue by authorizing 2,000,000 additional shares of Common Stock, par value $.01 per share and 1,000,000 additional shares of Preferred Stock, par value $.01 per share.

      FOURTH: To accomplish the foregoing amendment, Article "Fourth" of the Certificate of Incorporation of the Corporation, relating to the authorized number of shares of Common and Preferred Stock is hereby amended in its entirety to read as follows:

      "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Seven Million (7,000,000) shares divided into two classes of which Five Million (5,000,000) shares shall be designated as Common Stock, $.01 par value per share and Two Million (2,000,000) shares shall be designated as Preferred Stock, $.01 par value per share. The Preferred Stock shall be issuable in one or more series in such designations, relative rights and limitations as may be fixed from time to time by the Board of Directors of the Corporation. The designations, preferences and relative, participating, optional and other special rights of the Preferred Stock (unless otherwise fixed by the Board of Directors) and the Common Stock, and the qualifications, limitations and restrictions thereof, are as follows:

      1. The shares of Preferred Stock may be divided into and issued in one or more series, and each series shall be so designated so as to distinguish the shares thereof from the shares of all other series. All shares of Preferred Stock shall be identical except in respect of particulars which may be fixed by the Board of Directors as hereinafter provided pursuant to authority which is hereby expressly vested in the Board of Directors. Each share of a series shall be identical in all respects with all other shares of such series, except as to the date from which dividends thereon shall be cumulative on any series as to which dividends are cumulative. Shares of Preferred Stock of any series which have been retired in any manner, including shares redeemed or reacquired by the Corporation and shares which have been converted into or exchanged for shares of any other class, or any series of the same or any other class, shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as shares of the series of which they were originally a part, or any other series.

      2. Before any shares of Preferred Stock of any series shall be issued, the Board of Directors, pursuant to authority hereby expressly vested in it, shall fix by resolution or resolutions the following provisions in respect of the shares of each such series so far as the same are not inconsistent with the provisions of this paragraph FOURTH applicable to all series of Preferred Stock:

      (a) the distinctive designations of such series and the number of shares which shall constitute such series, which number may be increased (or decreased except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors;

      (b) the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or non-cumulative, the conditions upon which and/or the dates when such dividends shall be payable and the date from which dividends on cumulative series shall accrue and be cumulative on all shares of such series issued prior to the payment date for the first dividend of such series;

      (c) whether such series shall be redeemable and, if so, the terms and conditions of such redemption, including the time or times when and the price or prices at which shares of such series shall be redeemed;

      (d) the amount and priority payable on shares of such series in the event of liquidation, dissolution or winding up of the affairs of the Corporation;

      (e) whether such series shall be convertible into or exchangeable for shares of any other class, and, if so, the terms and conditions thereof, including the date or dates when such shares shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;

      (f) whether such series shall have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of exercise of such voting rights; and

      (g) any other designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof.

      3. (a) So long as any shares of Preferred Stock of any series shall be outstanding, the Corporation will not declare or pay any dividends on the Common Stock (other than dividends payable solely in shares of Common Stock) or make any distributions of any kind, either directly or indirectly, in respect of shares of Common Stock, or make any payment on account of the purchase, redemption or other acquisition of Common Stock, unless on the payment, distribution or redemption date, as the case may be, all dividends on the then outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid to the full extent of the preference, if any, to which each series of Preferred Stock is then entitled.

      (b) When dividends shall have been paid (or declared and set aside for payment) on the Preferred Stock to the full extent of the preference, if any, to which the Preferred Stock is entitled, dividends on the remaining class or classes of stock may then be paid out of the funds of the Corporation which are legally available therefor.

      (c) Subject to the limitations prescribed in this paragraph FOURTH and any further limitations which may from time to time be prescribed by the Board of Directors in accordance herewith, the holders of Common Stock shall be entitled to receive dividends on the Common Stock, when, as and if declared by the Board of Directors, out of the funds of the Corporation which are legally available therefor.

      4. The authorized but unissued shares of Common Stock and the authorized but unissued shares of Preferred Stock may be issued for such consideration, not less than the par value thereof, as may be fixed from time to time by the Board of Directors."

      FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the vote at a meeting of the Board of Directors of the Corporation, followed by the affirmative vote of the holders of at least a majority of the outstanding shares of the Corporation entitled to vote thereon at a meeting of the shareholders of the Corporation duly called and held on the 22nd day of May, 1985.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate this 22nd day of May, 1985.


/s/ Stanley A. Weston
----------------------------
Stanley A. Weston, President


/s/ Michael Germakian
----------------------------
Michael Germakian, Secretary

STATE OF NEW YORK )
                  :SS.:
COUNTY OF NEW YORK)


      Stanley A. Weston, being duly sworn deposes and says that he is one of the persons who signed the foregoing Certificate of Amendment; that he signed said Certificate in the capacity set opposite or beneath his signature thereon; that he has read the said Certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.


                                        /s/ Stanley A. Weston
                                        -----------------------------
                                        Stanley A. Weston, President


Subscribed and sworn to
before me on May 21, 1985.


/s/ (signature of Notary)
-------------------------
Notary Public

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                             LEISURE CONCEPTS, INC.


               (Under Section 805 of the Business Corporation Law)


      We, the undersigned, being the President and Secretary of Leisure Concepts, Inc. in accordance with Section 805 of the Business Corporation Law, do hereby certify:

      FIRST: The name of the Corporation is Leisure Concepts, Inc.

      SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on the 28th day of April, 1970 under the name American Leisure Industries, Inc.

      THIRD: The Certificate of Incorporation of the Corporation, as amended, is hereby amended pursuant to Section 805 of the Business Corporation Law.

      FOURTH: Paragraph number "FOURTH" of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

      "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Four Million (4,000,000) shares divided into two classes of which Three Million (3,000,000) shares shall be designated as Common Stock, $.01 par value per share and One Million (1,000,000) shares shall be designated as Preferred Stock, $.01 par value per share. The Preferred Stock shall be issuable in one or more series in such designations, relative rights and limitations as may be fixed from time to time by the Board of Directors of the Corporation. The designations, preferences and relative, participating, optional and other special rights of the Preferred Stock (unless otherwise fixed by the Board of Directors) and the Common Stock, and the qualifications, limitations and restrictions thereof, are as follows:

      1. The shares of Preferred Stock may be divided into and issued in one or more series, and each series shall be so designated so as to distinguish the shares thereof from the shares of all other series. All shares of Preferred Stock shall be identical except in respect of particulars which may be fixed by the Board of Directors as hereinafter provided pursuant to authority which is hereby expressly vested in the Board of Directors. Each share of a series shall be identical in all respects with all other shares of such series, except as to the date from which dividends thereon shall be cumulative on any series as to which dividends are cumulative.

Shares of Preferred Stock of any series which have been retired in any manner, including shares redeemed or reacquired by the Corporation and shares which have been converted into or exchanged for shares of any other class, or any series of the same or any other class, shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as shares of the series of which they were originally a part, or any other series.

      2. Before any shares of Preferred Stock of any series shall be issued, the Board of Directors, pursuant to authority hereby expressly vested in it, shall fix by resolution or resolutions the following provisions in respect of the shares of each such series so far as the same are not inconsistent with the provisions of this paragraph FOURTH applicable to all series of Preferred Stock:

      (a) the distinctive designations of such series and the number of shares which shall constitute such series, which number may be increased (or decreased except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors:

      (b) the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or non-cumulative, the conditions upon which and/or the dates when such dividends shall be payable and the date from which dividends on cumulative series shall accrue and be cumulative on all shares of such series issued prior to the payment date for the first dividend of such series;

      (c) whether such series shall be redeemable and, if so, the terms and conditions of such redemption, including the time or times when and the price or prices at which shares of such series shall be redeemed;

      (d) the amount and priority payable on shares of such series in the event of liquidation, dissolution or winding up of the affairs of the Corporation;

      (e) whether such series shall be convertible into or exchangeable for shares of any other class, and, if so, the terms and conditions thereof, including the date or dates when such shares shall be so convertible or exchangeable, and any adjustments which shall be made, and the circumstances in which any such adjustments shall be made, in such conversion or exchange prices or rates;

      (f) whether such series shall have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of exercise of such voting rights; and

      (g) any other designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof.

      3.(a) So long as any shares of Preferred Stock of any series shall be outstanding, the Corporation will not declare or pay any dividends on the Common Stock (other than dividends payable solely in shares of Common Stock) or make any distributions of any kind, either directly or indirectly, in respect of shares of Common Stock, or make any payment on account of the purchase, redemption or other acquisition of Common Stock, unless on the payment, distribution or redemption date, as the case may be, all dividends on the then outstanding shares of Preferred Stock of all series for all past dividend periods shall have been paid to the full extent of the preference, if any, to which each series of Preferred Stock is then entitled.

      (b) When dividends shall have been paid (or declared and set aside for payment) on the Preferred Stock to the full extent of the preference, if any, to which the Preferred Stock is entitled, dividends on the remaining class or classes of stock may then be paid out of the funds of the Corporation which are legally available therefor.

      (c) Subject to the limitations prescribed in this paragraph FOURTH and any further limitations which may from time to time be prescribed by the Board of Directors in accordance herewith, the holders of Common Stock shall be entitled to receive dividends on the Common Stock, when, as and if declared by the Board of Directors, out of the funds of the Corporation which are legally available therefor.

      4. The authorized but unissued shares of Common Stock and the authorized but unissued shares of Preferred Stock may be issued for such consideration, not less than the par value thereof, as may be fixed from time to time by the Board of Directors.

      FIFTH: The manner in which this Amendment to the Certificate of Incorporation of the Corporation was authorized was by the affirmative vote of the holders of at least a majority of the outstanding shares of the Corporation entitled to vote thereon at a meeting of the shareholders of the Corporation duly called and held on the 11th day of July, 1979.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate this 17th day of July, 1979.


                                        /s/ Stanley A. Weston
                                        ---------------------
                                        Stanley A. Weston
                                        President


                                        /s/ Milton Kayle
                                        ----------------
                                        Milton Kayle
                                        Secretary

STATE OF NEW YORK )
                  :SS.:
COUNTY OF NEW YORK)


     Stanley A. Weston, being duly sworn, deposes and says that he is the President of Leisure Concepts, Inc. and is one of the persons who signed the foregoing Certificate of Amendment: that he has read the Certificate of Amendment and knows the contents thereof and that the same is true to his own knowledge.


                                        /s/ Stanley A. Weston
                                        ---------------------
                                            Stanley A. Weston


Sworn to before me this 19th day of July, 1979.


/s/ Sheri Binder
----------------
Notary Public

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        AMERICAN LEISURE INDUSTRIES, INC.


                Under Section 805 of the Business Corporation Law


      WE, the undersigned, being the President and Assistant Secretary of AMERICAN LEISURE INDUSTRIES, INC., do hereby certify and set forth:

      FIRST: The name of the corporation is AMERICAN LEISURE INDUSTRIES, INC.

      SECOND: The Certificate of Incorporation of AMERICAN LEISURE INDUSTRIES, INC. was filed by the Department of State on the 28th day of April, 1970.

      THIRD: The Certificate of Incorporation of AMERICAN LEISURE INDUSTRIES, INC. is hereby amended pursuant to Section 801(b)(1) of the Business Corporation Law.

      FOURTH: Paragraph number "FIRST" of the Certificate of Incorporation, the subject matter of which is the name of the Corporation, is hereby eliminated and the following provision is substituted in its place and stead:

      "FIRST: The name of the Corporation is LEISURE CONCEPTS, INC."

      FIFTH: The manner in which this amendment to the Certificate of Incorporation of AMERICAN LEISURE INDUSTRIES, INC. was authorized was by the unanimous written consent of the holders of all of the issued and outstanding shares entitled to vote.

      IN WITNESS WHEREOF, the undersigned have executed this certificate this 21st day of April, 1972.


                                        /s/ Stanley A. Weston
                                        --------------------------------
                                            Stanley A. Weston, President


                                        /s/ Gerald Deutsch
                                        ---------------------------------------
                                            Gerald Deutsch, Assistant Secretary

STATE OF NEW YORK )
                   ss.:
COUNTY OF NEW YORK)


      STANLEY A. WESTON, being duly sworn, deposes and says:

      That he is President of AMERICAN LEISURE INDUSTRIES, INC., and is one of the persons who signed the foregoing Certificate of Amendment; that he has read the Certificate of Amendment and knows the contents thereof and that the same is true to his own knowledge.


                                                  /s/ Stanley A. Weston
                                                  ---------------------
                                                  STANLEY A. WESTON


Sworn to before me this 21st
day of April, 1972.


/s/ Gerald S. Deuce
-------------------
Notary Public


                                 GERALD S. Deuce
                         Notary Public State of New York
                                       No.
                           Qualified in Queens County
                           Term Expires March 30, 1974

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        AMERICAN LEISURE INDUSTRIES, INC.

               Under Section 805 of the Business Corporation Law:


      WE, the undersigned, being the President and Secretary of AMERICAN LEISURE INDUSTRIES, INC., do hereby certify and set forth:

      FIRST: The name of the corporation as AMERICAN LEISURE INDUSTRIES, INC.

      SECOND: The Certificate of Incorporation of AMERICAN LEISURE INDUSTRIES, INC. was filed by the Department of State on the 28th day of April, 1970.

      THIRD: The Certificate of Incorporation of AMERICAN LEISURE INDUSTRIES, INC. is hereby amended pursuant to Section 801 of the Business Corporation Law.

      FOURTH: Paragraph number "FOURTH" of the Certificate of Incorporation, dealing with the capitalization of the Corporation, is hereby amended to be and read as follows:


      "FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is One Million (1,000,000) Common Shares having a par value of One ($.01) Cent per share, aggregating Ten Thousand ($10,000) Dollars."

      Pursuant to the filing of this Certificate of Amendment and effective on such filing date, the Corporation shall exchange and issue Three Hundred Seventy-Five (375) of the Corporation's Common Shares, One ($.01) Cent par value per share, for each One (1) of the Corporation's One Thousand (1,000) Common Shares, with no par value, outstanding (being all of the authorized shares and the Corporation having no unissued shares) and held by each shareholder, so that there shall be Three Hundred Seventy-Five Thousand (375,000) Common Shares, One ($.01) Cent par value per share, issued and outstanding subsequent to such exchange.

      FIFTH: Paragraph numbered "FIFTH" of the Certificate of Incorporation dealing with the designation of the Secretary of State as the Agent for service of process is hereby re-numbered and amended and added as a new paragraph numbered "EIGHTH". Paragraph numbered "FIFTH" is now changed to be and read as follows:

      "FIFTH: Except as may otherwise be specifically provided, no provision of this Certificate of Incorporation is intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the Corporation, upon its shareholders, bondholders, and security holders, and upon its directors, officers, and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the Business Corporation Law and the defined and prescribed rights of said persons to indemnification as same are conferred by the Business Corporation Law."

      SIXTH: A new paragraph numbered "SIXTH" is hereby added to the Certificate of Incorporation to be and read as follows:

      "SIXTH: No holder of any of the shares of the Corporation of any class now or hereafter authorized shall be entitled (other than as the Board of Directors may in its discretion determine), by reason of his holding of such shares, to any pre-emptive right to purchase or subscribe for any share or shares of the Corporation of any class now or hereafter authorized, or any notes, debentures, bonds, certificates of indebtedness or other securities convertible into or carrying any options, warrants or rights to purchase shares of the Corporation, or any warrants or other instruments evidencing rights or options to purchase or subscribe for any such shares. Any unissued shares of the Corporation or any additional shares of any class now or hereafter authorized, or any securities convertible into or carrying any right to purchase shares may be issued and disposed of by the Corporation to such persons, firms, corporations or associations for such consideration and upon such terms as the Board of Directors may, in its discretion, determine without offering the same to holders then of record, of any class thereof, any such shares or securities."

      SEVENTH: A new paragraph numbered "SEVENTH" is hereby added to the Certificate of Incorporation to be and read as follows:

      "SEVENTH: At any annual or special meeting of the Board of Directors, it shall have the power and authority, by a majority vote, to add to, repeal or amend, the Corporate By-Laws without prejudice to or limitation of the like statutory power and authority of the stockholders. Any By-Laws adopted by the Board of Directors shall be subject to amendment or repeal by the stockholders."

      EIGHTH: A new paragraph number "EIGHTH" of the Certificate of Incorporation replacing paragraph numbered "FIFTH", dealing with the designation of the Secretary of State as agent for service of process, is hereby added and amended to be and read as follows:

      "EIGHTH: The Secretary of State is designated as agent of the Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is in care of Blackman & Lefrak, 424 Madison Avenue, New York, New York 10017."

      NINTH: The manner in which this amendment to the Certificate of Incorporation of AMERICAN LEISURE INDUSTRIES, INC. was authorized was by the unanimous vote of the holders of all the issued and outstanding shares entitled to vote thereon at a special meeting of the shareholders, duly called and held on the 12th day of October, 1971.

      IN WITNESS WHEREOF, the undersigned have executed this certificate this 12th day of October, 1971.


                         /s/ Stanley A. Weston
                         --------------------------------
                             Stanley A. Weston, President


                         /s/ Arthur Zeiger
                         -----------------------------
                             Arthur Zeiger, Secretary

STATE OF NEW YORK )
                  SS.:
COUNTY OF NEW YORK)


     STANLEY A. WESTON, being duly sworn, deposes and says that he is President of AMERICAN LEISURE INDUSTRIES, INC. and is one of the persons who signed the foregoing Certificate of Amendment; that he has read the Certificate of Amendment and knows the contents thereof and that the same is true to his own knowledge.


           DAVID J. MYERSON
   Notary Public, State of New York        /s/ Stanley A. Weston
            No. 60-2841790                 ------------------------------------
                                               Stanley A. Weston

Qualified in Westchester County
Certificate filed in New York County
Commission Expires March 30, 1973


Sworn to before me this 12th day of October, 1971.


/s/ David J. Myerson
--------------------
Notary Public

                          CERTIFICATE OF INCORPORATION
                                       of
                        AMERICAN LEISURE INDUSTRIES INC.


            (Pursuant to Section 402 of the Business Corporation Law)

      The Undersigned, being a natural person of at least twenty-one years of age and acting as the incorporator of the Corporation hereby being formed under the Business Corporation Law certifies that:

      FIRST: The name of the Corporation shall be AMERICAN LEISURE INDUSTRIES, INC.

      SECOND: The purposes for which it is to be formed are as follows:

      (a) To engage in any business or enterprise of any description whatsoever including, but not limited to, business or enterprises involving licensing and merchandising, new product development, geriatrics franchising, toys and games, hobbies and crafts, publishing, communications and entertainment, sports and sporting goods, camping and picnicking, travel and transportation, mobil homes, vacation homes, land development projects, hotels, motels and resorts, photography and photo supplies, health aids, amusement parks, pets and pet centers, gardening and lawn care, swimming pools, home-centered leisure activities, leisure arts, mail order business, toiletries and cosmetics, public relations, advertising, rapid graphic services and other businesses and enterprises.

      (b) To originate, acquire by purchase, lease, assignment or otherwise own, hold, edit, copyright, present, license the use of sell, assign, transfer and otherwise dispose of stories, scenarios, pictures, dramas, literary compositions, books, musical compositions, musical comedies, musical and pictorial compositions, productions, works, publications and properties of all kinds.

      (c) To employ actors, singers, designers, directors, conductors, writers, composers, photographers, artists, musicians, arrangers, dancers and any and all other performers for the purpose of creating, devising, producing and presenting television programs, motion pictures, radio programs and all other kinds of products.

      (d) Directly, or through ownership of stock in any corporation, to purchase or otherwise acquire, hold, manufacture, sell, exchange, mortgage, pledge, hypothecate, underwrite, deal in and dispose of stocks, bonds, notes, debentures, or other evidences of indebtedness and obligations and securities of any corporation, company, association, partnership, syndicate, entity, or person, domestic or foreign, or of any domestic or foreign state, government, or governmental authority or of any political or administrative subdivision or department thereof, and certificates or receipts of any kind representing or evidencing any interest in any such stocks, bonds, notes, debentures, evidences of indebtedness, obligations, or securities; to issue its own shares of stock, bonds, notes, debentures, or other evidences of indebtedness and obligations and securities for the acquisition of any such stocks, bonds, notes, debentures, evidences of indebtedness, obligations, securities, certificates, or receipts purchased or acquired by it; and, while the owner or holder of any such stocks, bonds, notes, debentures, evidences of indebtedness, obligations, securities, certificates or receipts, to exercise all the rights of ownership in respect thereof; and, to the extent now or hereafter permitted by law, to aid by loan, subsidy, guaranty, or otherwise, those issuing, creating, or responsible for any such stocks, bonds, notes, debentures, evidences of indebtedness, obligations, securities, certificates or receipts.

      (e) To purchase or otherwise acquire, hold, exchange, pledge, hypothecate, sell, deal in, and dispose of mortgages covering any kind of property, tax liens, and transfers of tax liens on real estate.

      (f) To transact a general real estate agency and brokerage business, buying, selling and dealing in real estate and real property and any interest therein, on commission, or otherwise, and renting and managing real estate; and to act as agent, or attorney-in-fact for any persons or corporations in buying, selling, holding and dealing in real estate and any interest therein and choses in action secured thereby and other personal property collateral thereto and in supervising, managing, and protecting such property and any interest therein and claims affecting same.

      (g) To enter into, make and perform contracts of every kind and description pertaining to the business of the corporation with any person, firm, corporation, association, municipality, county, state, body politic or government or colony or dependency thereof.

      (h) To acquire and pay for in cash, stocks or bonds of this corporation, or otherwise, the good will, rights, assets and property and to undertake to assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation, provided such acquisition is related to the purposes stated herein.

      (i) To carry on, assist, and to participate with others, in the organization, financing (including lending and advancing money), liquidation or reorganization of firms, associations, or corporations engaged in any similar lawful business enterprise, and to lend and advance money and to give credit to individuals, partnerships, corporations, joint stock associations, and trustees, either with or without security; provided, however, nothing herein contained shall be taken to authorize such corporation to engage in the business of banking or to deal in commercial paper in the exercise of the functions of bank discount.

      (j) To borrow or raise moneys for any of the purposes of the corporation, and from time to time, without limitation as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, in such form and with such provisions as to preference of payment and otherwise as the Board of Directors may prescribe, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge, or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

      (k) To buy, sell, or otherwise deal in as principal, factor, agent or broker, and upon commission or otherwise, all forms and kinds of securities, shares of stocks, bonds, debentures, warehouse receipts, promissory notes, open accounts, certificates of indebtedness, evidence of indebtedness of every kind, nature or character, commercial paper, mortgages, chattel mortgages and other similar instruments, and rights, whether secured or unsecured, including bills and accounts receivable, choses in action, leases, contracts of conditional sale, and any and all kinds of negotiable or non-negotiable paper (secured as well as unsecured), evidencing or connected with the purchase, sale or exchange of any and all kinds of personal property.

      (l) To purchase, hold, sell and transfer the shares of its own capital stock, provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that the shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

      (m) To apply for, purchase, or in any manner acquire; to hold, use, own and operate; to sell or in any manner dispose of; to grant or license letters patent, copyrights, chemical formulas, rights of representation, licenses and privileges of any sort, and in any manner deal with, any and all such rights, interests, inventions, improvements and processes used in connection with or secured under such copyrights or under letters patent of the United States or other countries or otherwise, and to work, operate and develop the same.

      (n) To have one or more offices, to carry on all or any of its operations and business, and to exercise all or any of its corporate powers and rights, in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

      (o) In general, to carry on any other business connected with the foregoing, or incidental, appurtenant to or growing out of any of the foregoing, or in any way necessary, suitable or proper for the accomplishment of the aforesaid objects, purposes and powers, and to have and exercise all the powers conferred by the laws of New York upon corporations, formed under the Business Corporation Law of the State of New York.

      (p) The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the objects and purposes specified in each of the foregoing clauses of this Article shall be regarded as independent objects and purposes.

      THIRD: The City, incorporated village or town and the county within the State of New York in which the office of the Corporation is to be located are as follows:

City                                          County

New York                                      New York


      FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1000) all of which are without par value, and all of which are of the same class.

      FIFTH: The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served. The post office address within or without the State of New York to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

                            FRANKLIN & WEINRIB
                            600 Madison Avenue
                            New York, New York 10022

          IN WITNESS WHEREOF, I, being over the age of twenty-one (21) years, have made, signed and acknowledged this Certificate this 22nd day of April, 1970.


                                      ------------------------
                                      Leonard Franklin
                                      600 Madison Avenue
                                      New York, New York 10022


STATE OF NEW YORK )
                  )SS.:
COUNTY OF NEW YORK)


      On the date hereinafter set forth, before me came LEONARD FRANKLIN, to me known to be the individual who is described in, and who signed the foregoing Certificate of Incorporation, and he acknowledged to me that he signed the same.

Dated: New York, New York

                                        /s/ Leola R. Glenn
                                        ------------------
                                            Notary Public